The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Rate Sheet Prospectus Supplement dated January 10, 2020
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE® Advantage Guaranteed Income Benefit percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after January 21, 2020.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65-69	4.50%	65-69	4.00%
70-74	5.00%	70-74	4.50%
75-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after January 21, 2020. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.